      As filed with the Securities and Exchange Commission on March 4, 1999
                                File No. 33-60967
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
                                 (203) 726-6000
    (Address and Telephone Number of Depositor's Principal Executive Offices)

  Michael A. James, Esquire                                Copy to:
  Connecticut General Life Insurance Company    Walter E. Heindl, Esquire
  Two Liberty Place                             Two Liberty Place
  21st Floor                                    21st Floor
  Philadelphia, PA 19192                        Philadelphia, PA 19192
  (Name and Address of Agent for Service)
                                                Michael Berenson, Esquire
                                                Suite 400 East
                                                1025 Thomas Jefferson St., N.W.
                                                Washington, D.C.  20007-0805

            Approximate date of proposed public offering: Continuous

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                (Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section
8(a) may determine.

It is proposed that this filing will become effective:

__________ immediately upon filing pursuant to paragraph (b) of Rule 485
__________ on _______, pursuant to paragraph (b) of Rule 485
    X
__________ 60 days after filing pursuant to paragraph (a) of Rule 485 on May 1, 1999, pursuant to paragraph (a) of Rule 485

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A

Home Office Location:
900 Cottage Grove Road
Hartford, Connecticut 06152

[LOGO CIGNA GROUP INSURANCE]
Life - Accident - Disability

Mailing Address:
CIGNA
Lehigh Valley Corporate Center
1455 Valley Center Parkway
Bethlehem, PA 18017
(800) 225-0646


--------------------------------------------------------------------------------
               THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


THE POLICY is a GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY.

The Policy is a GROUP POLICY. It is a contract between us, Connecticut General Life Insurance Company, and a GROUP POLICYHOLDER, which may be an EMPLOYER, a LABOR UNION, a TRUSTEE on behalf of an employer or labor union, or some other group permitted by law.

Eligible persons who enroll and are accepted will receive a CERTIFICATE OF INSURANCE which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a DETAILED BROCHURE which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

THIS PROSPECTUS IS VALID AND COMPLETE ONLY WHEN IT IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF EACH OF THE VARIABLE FUNDS. PLEASE READ THIS WITH CARE. PLEASE KEEP THE PROSPECTUSES WITH YOUR IMPORTANT PAPERS FOR FUTURE REFERENCE.

THIS PROSPECTUS IS NOT AN OFFER TO SELL, AND DOES NOT SOLICIT AN OFFER TO BUY, A CERTIFICATE UNDER THE POLICY IN ANY STATE WHERE THE POLICY CANNOT LEGALLY BE OFFERED, OR WITH RESPECT TO ANY PERSON TO WHOM THE POLICY CANNOT LEGALLY BE OFFERED.


                          PROSPECTUS DATED MAY 1, 1999

                                   HIGHLIGHTS

The Policy pays a LIFE INSURANCE BENEFIT in the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

-     Term life insurance benefits on your SPOUSE OR DEPENDENT CHILDREN.

-     Additional benefits for ACCIDENTAL DEATH.

- Payment of part of the life insurance benefit while you are living, in case of TERMINAL ILLNESS.

-     Other benefits permitted by law.

See pages 14-19 for a description of the Policy's insurance benefits.

The Policy is a UNIVERSAL LIFE INSURANCE POLICY. The Policy builds CASH VALUE. You may obtain loans from us, using this Cash Value as security. You may also withdraw all or part of the Cash Value. Any Cash Value which has not been loaned is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

See pages 19-21 for a description of the Policy's Cash Value and loan features.

The Policy provides for FLEXIBLE PREMIUM PAYMENTS. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

See pages 9-10 for a description of the Policy's premium provisions.

The Policy is a VARIABLE LIFE INSURANCE POLICY. Your Cash Value may be invested:

- In a FIXED ACCOUNT which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us; and/or

- In one or more VARIABLE FUNDS whose value depends on the investment performance of specific mutual funds, and which is NOT GUARANTEED by us.

When you apply, you will need to choose in which fund(s) you want to invest your Cash Value. You may, within limits, change these choices from time to time.

We currently offer the following Variable Funds:

-     CIGNA VP Money Market Fund

-     Fidelity VIP II Investment Grade Bond Portfolio

-     Fidelity VIP II Asset Manager Portfolio

-     CIGNA VP S&P 500 Index Fund

-     Fidelity VIP Equity-Income Portfolio

-     American Century VP Capital Appreciation

-     Fidelity VIP Overseas Portfolio

See pages 3-9 for a description of the Policy's available investment funds. See pages 19-20 for a description of how your Certificate's current Cash Value is determined.

You must pay certain FEES AND CHARGES to keep your Certificate in force. These fees and charges are deducted from your Cash Value. These fees and charges include:

- A PREMIUM CHARGE on all premiums paid (as specified in the Policy). This charge is guaranteed not to exceed 5%.

- A monthly charge for LIFE INSURANCE COVERAGE which depends on your attained age and on your amount of life insurance coverage. The rates will depend on a Group Policyholder's characteristics. It will never be more than maximum rates based on 150% of the 1980 Commissioners Standard Ordinary male mortality tables.

- A monthly CERTIFICATE ADMINISTRATIVE EXPENSE charge. This charge will never be more than $5.00 per month (Certificates with no Cash Value, or with more than $10,000 of Cash Value net of loans) or $6.00 per month (Certificates with Cash Value less than $10,000).

- A daily MORTALITY AND EXPENSE RISK CHARGE against Cash Value invested in the Variable Funds. This charge is at a current annual rate of 0.45%. It is guaranteed never to be more than 0.90%.

-     FUND MANAGEMENT FEES AND OPERATING EXPENSES of each Variable Fund.

- A TRANSACTION CHARGE of $25.00 for each partial or total surrender during the first 20 Policy Years.

- A TRANSACTION CHARGE of $25.00 for each transfer between Variable Funds in excess of 12 during each Policy Year.

See pages 10-12 for a description of the Policy's fees and charges.

                                RIGHT TO EXAMINE

When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our Customer Service Center.

This right may vary based on state law.


                              THE INVESTMENT FUNDS

CHOOSING INVESTMENT FUNDS

When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds and/or the Fixed Account. These allocations must be in units of 5% and must total 100%.

You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

TRANSFERS BETWEEN FUNDS

You may transfer all or part of your Cash Value between funds, as follows:

-     From any Variable Funds to the Fixed Account.

-     From one Variable Fund to another Variable Fund.

-     From the Fixed Account to one or more Variable Funds.

Transfers FROM THE FIXED ACCOUNT to the Variable Funds are subject to these limits:

- Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

- Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

- We may place further limits on transfers from the Fixed Account at any time.

Transfers FROM ANY VARIABLE FUND to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

You may make up to 12 transfers during a Policy Year (the 12 month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the VALUATION DAY on which our Customer Service Center receives your request in good order.

Before you make a transfer, you should carefully consider:

-     Current market conditions.

-     Each Fund's investment policies.

-     Related risks.

Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

TELEPHONE TRANSFERS

You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

To make a telephone transfer, you must call the Customer Service Center and provide the following information:

-     Your Certificate Number;

-     Your Social Security Number; and

- Your Personal Information Number (which will be provided when you authorize telephone transfers).

We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

THE FIXED ACCOUNT

The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.


                               THE VARIABLE FUNDS

All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. PLEASE READ THE PROSPECTUS OF EACH VARIABLE FUND BEFORE INVESTING CASH VALUE IN THE FUND.

CIGNA VP MONEY MARKET FUND

The goal of this Fund is to earn high current income and maintain a stable share price. It invests in high quality, short term money market securities of different types. It stresses income, preservation of capital, and liquidity. It does not seek the higher yields or capital appreciation that more aggressive investments may provide. The Fund's yield varies from day to day, and generally reflects current short-term interest rates and other market conditions.

FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO

This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

-     Investing in U.S. dollar-denominated investment-grade bonds.

- Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

-     Allocating assets across different market sectors and maturities.

- Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

This Fund is subject to the following principal investment risks:

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

This Fund seeks high total return with reduced risk over the long term. It allocates its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

- Allocating the Fund's assets among stocks, bonds, and short-term and money market instruments.

- Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

- Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

-     Investing in domestic and foreign issuers.

- Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.


This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

CIGNA VP S&P 500 INDEX FUND

This Fund seeks to match the total return of the S&P 500 while keeping expenses low.

The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The Fund's composition may not always be identical to that of the S&P 500. Because it seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

"S&P 500" is a trademark of Standard & Poor's Corporation which has been licensed for our use. This Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, which makes no representation as to the advisability of investing in this Fund.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. Its principal investment strategies include:

- Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

- Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

-     Investing in domestic and foreign issuers.

- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

AMERICAN CENTURY VP CAPITAL APPRECIATION

This Fund's goal is capital growth. It will seek this by investing mainly in common stocks that are considered by the Fund managers to have better-than-average chances of appreciation. It may buy securities only of companies that have a record of at least three years' continuous operation.

FIDELITY VIP OVERSEAS PORTFOLIO

This Fund seeks long-term growth of capital. Its principal investment strategies include:

-     Investing at least 65% of total assets in foreign securities.

-     Investing primarily in common stocks.

- Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

INVESTMENT RISK

We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.


--------------------------------------------------------------------------------
                                FUND PERFORMANCE

These tables show actual annualized one-year rates of return for each of the Variable Funds for the past 7 years; and effective annual rates of return for each of the Variable Funds for periods ending December 31, 1998. Please note that past rates of return does not necessarily show future performance.

These tables take into account each Variable Fund's management fee and operating expenses. These tables do not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 10-12). These charges are, however, taken into account by the illustrations shown on pages 28-30.

ANNUALIZED RETURN FOR YEAR ENDING                          1998     1997      1996      1995     1994      1993      1992     1991
CIGNA VP Money Market Fund                                 #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
Fidelity VIP II Investment Grade Bond Portfolio            #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
Fidelity VIP II Asset Manager Portfolio                    #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
CIGNA  VP S&P 500 Index Fund                               #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
Fidelity VIP Equity-Income Portfolio                       #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
American Century VP Capital Appreciation                   #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%
Fidelity VIP Overseas Portfolio                            #.##%    #.##%     #.##%     #.##%    #.##%     #.##%     #.##%    #.##%

                                                       INCEPTION      SINCE       20         15         10          5          1
EFFECTIVE ANNUAL RATE OF RETURN                          DATE       INCEPTION    YEARS      YEARS      YEARS      YEARS      YEAR
CIGNA VP Money Market Fund                             ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
Fidelity VIP II Investment Grade Bond Portfolio        ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
Fidelity VIP II Asset Manager Portfolio                ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
CIGNA  VP S&P 500 Index Fund                           ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
Fidelity VIP Equity-Income Portfolio                   ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
American Century VP Capital Appreciation               ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%
Fidelity VIP Overseas Portfolio                        ##/##/##        #.##%      #.##%      #.##%      #.##%      #.##%      #.##%

--------------------------------------------------------------------------------

The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

FUND EXPENSES

Each Fund charges a management fee, which is a percentage of that Fund's assets under management. As of the date of this Prospectus, the annual fees are:

                                                                                    Total
  [TO BE UPDATED]                                             Mgmt.      Other      Annual
                                                              Fees     Expenses     Expense
CIGNA VP Money
   Market Fund .......................................        .35%        .15%       .50%
Fidelity VIP II Investment
   Grade Bond Portfolio ..............................        .44%        .14%       .58%
Fidelity VIP II Asset
   Manager Portfolio .................................        .55%        .10%       .65%
CIGNA  VP S&P 500
   Index Fund ........................................        .25%        .00%       .25%
Fidelity VIP Equity-Income
   Portfolio .........................................        .50%        .08%       .58%
American Century VP
   Capital Appreciation ..............................       1.00%        .00%      1.00%
Fidelity VIP Overseas
   Portfolio .........................................        .75%        .17%       .92%

[TO BE UPDATED] Part of the brokerage commissions paid by some Fidelity funds was used to reduce Fund expenses. In addition, some funds have arranged with their custodian and transfer agent to use interest earned on uninvested cash balances to reduce custodian and transfer agent expenses. If these reductions are included, the total operating expenses would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.90% for Fidelity VIP Overseas Portfolio, and 0.64% for Fidelity VIP II Asset Manager Portfolio.

The Investment Advisor for CIGNA VP Money Market Fund and CIGNA VP S&P 500 Index Fund has agreed to limit total annual expenses to 0.50% and 0.25%, as shown in the table above. These agreements are voluntary and may end at any time after May 1, 1999. But for these limits, the total Fund operating expenses for the S&P 500 Index Fund for 1997, not counting expense reimbursements, were .55% of this Fund's average daily net asset value; total Fund operating expenses for the Money Market Fund for 1997, not counting expense reimbursements, were 1.11% of this Fund's average daily net asset value.

For additional information, see each Fund's prospectus.

NEW FUNDS

We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

SUBSTITUTION OR ELIMINATION OF FUNDS

We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

FUND PARTICIPATION AGREEMENTS

We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

INVESTMENT ADVISORS

The Investment Companies and their investment advisers are:

FIDELITY VIP EQUITY-INCOME PORTFOLIO and FIDELITY VIP OVERSEAS PORTFOLIO are portfolios of the Variable Insurance Products Fund; and FIDELITY VIP II ASSET MANAGER PORTFOLIO and FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO are portfolios of the Variable Insurance Products Fund II.

Fidelity Management & Research Company is the investment adviser to these Funds.

AMERICAN CENTURY VP CAPITAL APPRECIATION is a portfolio of American Century Variable Portfolios, Inc.

American Century Investment Management, Inc. is the investment adviser to this Fund.

CIGNA VP S&P 500 INDEX FUND and CIGNA VP MONEY MARKET FUND are portfolios of CIGNA Variable Products Group.

CIGNA Investments, Inc. is the investment adviser for these Funds.


                           ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE

The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

Certificates may also be available to RETIRED EMPLOYEES, and SPOUSES of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.


We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.

PARTICIPATION REQUIREMENTS

We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.


                                PREMIUM PAYMENTS

When you apply for a Certificate, you must choose:

-     How much premiums to pay;

-     How premiums are to be paid; and

- How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies.

If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

All premiums paid directly are deemed to be received when we actually receive the payment at our Customer Service Center.

Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.


Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see TAX MATTERS, page 23, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under Section 7702. If a premium payment would require you to increase your life insurance coverage amount in order for the Policy to qualify as a life insurance policy, you must provide at your expense, and we must approve, proof of good health. Otherwise, we will return any excess premiums, without interest.


                                FEES AND CHARGES

PREMIUM CHARGE

All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.

MONTHLY INSURANCE CHARGES

We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday. The cost may also depend on whether you are a smoker.

The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

-     The Group Policyholder's industry.

-     The number of eligible persons.

-     The age, sex and occupation of the eligible persons.

- The prior claim experience of group life insurance plans sponsored by the Group Policyholder.

-     Expenses of the Group Policy, including commissions to agents or brokers.

-     Our prior claim experience under the Group Policies.

-     Other factors which we believe affect our risk under the Group Policy.

We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

1. If the Group Policy provides for the SAME RATES FOR SMOKERS AND NONSMOKERS, the rates will not exceed these rates (based on attained age, per $10,000 per month):

          AGE     RATE       AGE      RATE       AGE     RATE
          16      #.##       44       #.##       72      #.##
          17      #.##       45       #.##       73      #.##
          18      #.##       46       #.##       74      #.##
          19      #.##       47       #.##       75      #.##
          20      #.##       48       #.##       76      #.##
          21      #.##       49       #.##       77      #.##

          22      #.##       50       #.##       78      #.##
          23      #.##       51       #.##       79      #.##
          24      #.##       52       #.##       80      #.##
          25      #.##       53       #.##       81      #.##
          26      #.##       54       #.##       82      #.##
          27      #.##       55       #.##       83      #.##
          28      #.##       56       #.##       84      #.##
          29      #.##       57       #.##       85      #.##
          30      #.##       58       #.##       86      #.##
          31      #.##       59       #.##       87      #.##
          32      #.##       60       #.##       88      #.##
          33      #.##       61       #.##       89      #.##
          34      #.##       62       #.##       90      #.##
          35      #.##       63       #.##       91      #.##
          36      #.##       64       #.##       92      #.##
          37      #.##       65       #.##       93      #.##
          38      #.##       66       #.##       94      #.##
          39      #.##       67       #.##       95      #.##
          40      #.##       68       #.##       96      #.##
          41      #.##       69       #.##       97      #.##
          42      #.##       70       #.##       98      #.##
          43      #.##       71       #.##       99      #.##

2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for NONSMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

          AGE     RATE       AGE      RATE       AGE     RATE
          16      #.##       44       #.##       72      #.##
          17      #.##       45       #.##       73      #.##
          18      #.##       46       #.##       74      #.##
          19      #.##       47       #.##       75      #.##
          20      #.##       48       #.##       76      #.##
          21      #.##       49       #.##       77      #.##
          22      #.##       50       #.##       78      #.##
          23      #.##       51       #.##       79      #.##
          24      #.##       52       #.##       80      #.##
          25      #.##       53       #.##       81      #.##
          26      #.##       54       #.##       82      #.##
          27      #.##       55       #.##       83      #.##
          28      #.##       56       #.##       84      #.##
          29      #.##       57       #.##       85      #.##
          30      #.##       58       #.##       86      #.##
          31      #.##       59       #.##       87      #.##
          32      #.##       60       #.##       88      #.##
          33      #.##       61       #.##       89      #.##
          34      #.##       62       #.##       90      #.##
          35      #.##       63       #.##       91      #.##
          36      #.##       64       #.##       92      #.##
          37      #.##       65       #.##       93      #.##
          38      #.##       66       #.##       94      #.##
          39      #.##       67       #.##       95      #.##
          40      #.##       68       #.##       96      #.##
          41      #.##       69       #.##       97      #.##
          42      #.##       70       #.##       98      #.##
          43      #.##       71       #.##       99      #.##

3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for SMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

          AGE     RATE       AGE      RATE       AGE     RATE
          16      #.##       44       #.##       72      #.##
          17      #.##       45       #.##       73      #.##
          18      #.##       46       #.##       74      #.##
          19      #.##       47       #.##       75      #.##
          20      #.##       48       #.##       76      #.##
          21      #.##       49       #.##       77      #.##
          22      #.##       50       #.##       78      #.##
          23      #.##       51       #.##       79      #.##
          24      #.##       52       #.##       80      #.##
          25      #.##       53       #.##       81      #.##
          26      #.##       54       #.##       82      #.##
          27      #.##       55       #.##       83      #.##
          28      #.##       56       #.##       84      #.##
          29      #.##       57       #.##       85      #.##
          30      #.##       58       #.##       86      #.##
          31      #.##       59       #.##       87      #.##
          32      #.##       60       #.##       88      #.##
          33      #.##       61       #.##       89      #.##
          34      #.##       62       #.##       90      #.##
          35      #.##       63       #.##       91      #.##
          36      #.##       64       #.##       92      #.##
          37      #.##       65       #.##       93      #.##
          38      #.##       66       #.##       94      #.##
          39      #.##       67       #.##       95      #.##
          40      #.##       68       #.##       96      #.##
          41      #.##       69       #.##       97      #.##
          42      #.##       70       #.##       98      #.##
          43      #.##       71       #.##       99      #.##

Monthly charges for insurance are due on the first day of each month. These charges are deducted pro rata from each Fund and from the Fixed Account.

MONTHLY CERTIFICATE EXPENSE CHARGES

We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

We may change the monthly administrative charge. However, this charge will not exceed:

- $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

- $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

Monthly administrative charges are due on the first day of each month. These charges are deducted pro rata from each Fund and from the Fixed Account.

DAILY CHARGES ON FUND BALANCES

We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

This charge pays us for the risks that:

- The group insured will, on average, live for shorter periods of time than we estimated.

- The cost of issuing and administering Certificates may be more than we estimated.

We assume the risk that the actual costs and assumed risks will be more or less than this charge.

Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

TRANSACTION FEES

A fee of $25.00 is charged for the following transactions:

-        A full surrender of your Certificate.

-        A partial surrender of your Certificate.

- Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

                           TERMINATION, REINSTATEMENT
                                 AND CONVERSION

TERMINATION OF THE GROUP POLICY

Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

TERMINATION OF EMPLOYMENT OR MEMBERSHIP

Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the

Group Policy provides for PORTABILITY (described below).

PORTABILITY

If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

-        Retirement.

-        Leave of absence.

-        Termination of employment.

If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force of your spouse is no longer eligible for these reasons:

-        Termination of your employment.

-        Your death.

-        Divorce.

The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES MAY BE HIGHER for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.


CONVERSION PRIVILEGE

If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above PORTABILITY provisions, then you may obtain an individual life insurance policy.

This converted life insurance policy will:

- Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

-        Not be term life insurance.

-        Not include disability or other extra benefits.

The amount of converted life insurance will not exceed the lesser of:

- Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

- $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

FULL SURRENDERS

You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

-        A surrender charge of $25.00, during the first 20 Policy Years.

-        Any outstanding policy loan balance.

You may also make a partial surrender (see PARTIAL SURRENDERS on page 21 for details).

LAPSE

If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

REINSTATEMENT

If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement, plus interest from the date of lapse.

Reinstatement will be effective when we approve your application and proof of good health. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                             LIFE INSURANCE BENEFITS

When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

-        The coverage amount will be a multiple of your annual compensation.

-        The coverage amount will not be less than $10,000.

- The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

-        Amounts and choices may be limited by state law.

GUARANTEED ISSUE AMOUNTS

If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the GUARANTEED ISSUE Amount) without answering health questions or providing proof of good health.

The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

PROOF OF GOOD HEALTH

You will be required to provide proof of good health:

-        If you apply for more life insurance than the Guaranteed Issue Amount.

-        If you apply for an increase in your life insurance coverage amount.

-        If you apply for insurance after the end of the open enrollment period.

EFFECTIVE DATE OF COVERAGE

If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

-        The date you become eligible; and

-        The date your application is received at our Customer Service Center.

Coverage will not begin until we approve your application and proof of good health, in these cases:

-        Any amount of coverage that exceeds the Guaranteed Issue Amount.

-        Any request to increase your amount of coverage.

- Any application not received within 31 days after you first become eligible.

If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

CHANGING THE COVERAGE AMOUNT

You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

You must provide proof of good health to increase life insurance coverage, except in these cases:

- Increases under the Automatic Increase Option, if provided for in the Group Policy.

- If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See TAX MATTERS, page 23).

AUTOMATIC INCREASE OPTION

If the Group Policy provides an Automatic Increase Option, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary. You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

LIFE INSURANCE DEATH BENEFIT

If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

-        Your life insurance coverage amount.

-        Your Cash Value, as of the date of death.

The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid.

We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

-        The proper beneficiary cannot be identified or located.

-        The beneficiary is a minor or not able to give a valid release.

- The Certificate is being contested due to misstatements on the application, or other valid reasons.

-        A release needs to be received from any tax authority.

-        Any other reason that would prevent timely payment of the benefit.

Interest will be paid if we believe it is required by state law.

The life insurance benefit will never be less than the MINIMUM AMOUNTS shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

- Require you to increase your life insurance coverage amount, and provide proof of good health.

-        Require you to surrender some of your Cash Value.

-        Refuse to take premium payments.

    AGE       PERCENT       AGE       PERCENT       AGE       PERCENT
    AT        OF CASH       AT        OF CASH       AT        OF CASH
   DEATH       VALUE       DEATH       VALUE       DEATH       VALUE
   0-40        250%         54         157%         68          117%
     41        243%         55         150%         69          116%
     42        236%         56         146%         70          115%
     43        229%         57         142%         71          113%
     44        222%         58         138%         72          111%
     45        215%         59         134%         73          109%
     46        209%         60         130%         74          107%
     47        203%         61         128%        75-90        105%
     48        197%         62         126%         91          104%
     49        191%         63         124%         92          103%
     50        185%         64         122%         93          102%
     51        178%         65         120%         94          101%
     52        171%         66         119%        95-99        100%
     53        164%         67         118%

MISSTATEMENT OF AGE

If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.

SUICIDE

If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

-        Any Policy loan amount; and

-        Any partial surrender payments made.

THE BENEFICIARY

The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

Unless you direct otherwise:

- If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

- If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

If there is no beneficiary alive when you die, we will pay:

-        Your spouse, if living.

-        If not, in equal shares to your living children.

-        If there are none, in equal shares to your living parents.

-        If there are none, in equal shares to your living brothers and sisters.

-        If there are none, to your estate.

                           ADDITIONAL BENEFIT OPTIONS

The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you.
There may be an additional charge for these benefits.

ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY

The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

The three options are:

1. An additional death benefit equal to the life insurance coverage amount.

2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount.

The Group Policy may provide that this benefit is available to your family members as well.

This benefit is subject to EXCLUSIONS which are contained in the Certificate, and which will be described in the brochure.


WAIVER OF CHARGES DUE TO DISABILITY

The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

If the Group Policy provides this benefit, these charges will not be deducted:

-        Your monthly charge for life insurance.

-        Your monthly Certificate administrative fee.

- Any premiums for child life insurance. (You may not add child life insurance after you have become disabled.)

Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

-        Any charges on account of premiums paid after you become disabled.

-        Any charge for life insurance for your spouse.

-        Any charge for additional benefits.

You must provide proof that you are totally disabled:

-        Not more than 12 months after you first become disabled.

- After that, whenever we ask for proof, but not more than once a year after two years.


We must also receive proof, within 12 months of your death, that you were totally disabled through the date of your death.


You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

You may not increase your life insurance coverage amount while charges are being waived.

Waiver of charges will end if:

-        You reach age 65.

-        You fail to provide proof of disability when we request.

-        You surrender your Certificate.

PAID-UP LIFE INSURANCE

The Group Policy may allow you to use all or part of your Cash Value (less any loan amount) to buy paid-up life insurance under a separate policy. The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

ACCELERATED DEATH BENEFITS

The Group Policy may provide for one or more of the following three options:

1. A lump sum benefit of up to 60% of your life insurance coverage amount, if you become TERMINALLY ILL. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

2.       A benefit for confinement in a NURSING CARE OR CUSTODIAL CARE FACILITY.

         To receive this benefit, you must:

         - Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

         - Be confined for at least 90 days in a NURSING CARE OR CUSTODIAL CARE FACILITY, as defined in the Group Policy.

         - Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

         This benefit will be paid either as:

         - A lump sum benefit of up to 60% of your life insurance coverage amount; or

         - Up to 30 monthly payments of 2% of your life insurance coverage amount.

3. A lump sum benefit of up to 60% of your life insurance coverage amount, if you are diagnosed with one or more of the following SPECIFIED DISEASES, as defined in the Group Policy:

         -        Life threatening cancer.

         -        Heart attack.

         -        Kidney failure.

         -        Stroke.

         -        Organ transplants.

         -        Acquired Immune Deficiency Syndrome (AIDS).

         A physician must certify the diagnosis. We may require other medical proof.

Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid.

SEAT BELT BENEFIT

The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

LIFE INSURANCE FOR FAMILY MEMBERS

The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

- The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

-        The option for you to buy term life insurance coverage on your spouse.

- The option for you to buy term life insurance coverage on your dependent children.

Eligibility requirements for children will be set forth in the Group Policy, and may include:

- Age limits (including a higher age limit for full time students or handicapped children).

-        A requirement that the child be unmarried.

-        A requirement that the child be dependent.

Life insurance coverage for spouses will be subject to these limits:

-        Coverage may not exceed three times your annual compensation.

-        Coverage may not exceed $100,000.

-        Coverage may be subject to lower limits under state law.

Term life insurance coverage on a spouse or dependent child will end when:

-        The spouse or child is no longer eligible.

-        Your Certificate terminates.

-        You choose to terminate the coverage.

- A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).


                               CASH VALUE FEATURES

HOW YOUR CERTIFICATE IS VALUED

Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

When premiums are allocated to one of the Variable Funds, UNITS of the Variable Fund are BOUGHT at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, UNITS of the Variable Fund are SOLD at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

VALUATION DAY means any day on which the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time).

The UNIT VALUE of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the INVESTMENT FACTOR, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

The INVESTMENT FACTOR as of each Valuation Day is figured as follows:

1.       The Net Asset Value per share of the Variable Fund as of the Valuation
         Day;
         plus
2. The per-share amount of any distribution declared by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund);
         minus

3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day;
         minus

4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

Your Cash Value in the FIXED ACCOUNT as of each Valuation Day is figured as follows:

1.       Cash Value in the Fixed Account as of the last Valuation Day;
         minus

2. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the last Valuation Day;
         plus

3.       Interest at the current interest rate on the difference between (1) and
         (2);
         plus

4. Transfers into, and premiums allocated to, the Fixed Account since the last Valuation Day.

Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

We will provide you, at least annually, with a report which shows:

-        The number of Units of each Variable Fund credited to your Certificate.
-        The current Unit Value for each Variable Fund.
-        The Cash Value in each Variable Fund.
-        The Cash Value in the Fixed Account.
-        The amount of any outstanding loans.

You may obtain this information daily from our Customer Service Center.

POLICY LOANS

You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, pro rata based on your Cash Value. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

PARTIAL SURRENDERS

You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, for partial surrenders during the first 20 Policy Years.

Unless we agree otherwise, the amount surrendered and the transaction charge will be deducted pro rata from each Fund in which you have Cash Value.

A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                           OTHER IMPORTANT PROVISIONS

DEFERRAL OF PAYMENT

We may defer the payment of any amount from a Variable Fund:
-        When the New York Stock Exchange is closed;
-        When required by the Securities and Exchange Commission.

We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

FIXED BENEFIT POLICY EXCHANGE

If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

ASSIGNMENT

You may transfer all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

- The assignment would not be permitted by law; or
- The assignment would increase our duties or risks.

MISREPRESENTATIONS

We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

STATE VARIATIONS

The terms of the Policy may vary from state to state, due to the requirements of state law.

NONPARTICIPATING POLICIES

The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

DOLLAR COST AVERAGING

If you have Cash Value of at least $3,000 in the CIGNA VP Money Market Fund, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the CIGNA VP Money Market Fund.

All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $25.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

Dollar Cost Averaging will end when:

- The number of transfers requested have taken place.
- There is not enough Cash Value in the CIGNA VP Money Market Fund to make a scheduled transfer.
- We receive your written request to terminate the program.

VOTING RIGHTS

Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates. We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

You will receive any appropriate PROXY MATERIALS and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

The Variable Funds do not hold regular meetings of shareholders.

We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

-        In a way prohibited by state insurance law; or
-        In a way that would harm the Separate Account; or
- In a way that would result in overly speculative or unsound investments. This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

                                   TAX MATTERS

Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

All Section references below are to the Internal Revenue Code of 1986, as amended.

QUALIFICATION AS A LIFE INSURANCE POLICY

Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

-        DEATH BENEFITS should be excluded from the beneficiary's income under
         Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

- INCREASES IN CASH VALUE should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

- SURRENDERS OF CASH VALUE should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

- POLICY LOAN proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

- Amounts that you receive while you are TERMINALLY ILL may be excluded from your income under Section 101(g).

- Benefits for ACCIDENTAL INJURIES should be excluded from your income under Section 105(c).

- Any other benefit which you receive due to INJURY OR SICKNESS may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

MODIFIED ENDOWMENT CONTRACTS

Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

- Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash Value is greater than the total premiums paid for your Certificate.

- Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59-1/2 or are disabled.

If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments. We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract.

INTEREST ON POLICY LOANS

Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See
Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

ALTERNATIVE MINIMUM TAX

If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

-        All or part of increases in Cash Value.
-        Death benefits.
-        Other distributions.

See Section 56(c)(1) and Section 56(g)(4)(B).

DIVERSIFICATION REQUIREMENTS

Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

We may also incur state and local taxes, other than premium taxes. At present, these taxes are not significant. We may, however, impose charges on account of these taxes if they increase.

PREMIUM TAXES AND DEFERRED ACQUISITION COSTS

In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

We will recover all or part of these taxes through the PREMIUM CHARGE (see page
8). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

OTHER TAX CONSIDERATIONS

All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

                              THE INSURANCE COMPANY

Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

THE SEPARATE ACCOUNT

We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds - and not on the results of our other businesses and investments.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definitions of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account. We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.
-        Add, combine, or remove any Fund.
-        Create new separate accounts.
-        Combine the Separate Account with one or more other separate accounts.
- Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law,
- Terminate the registration of the Separate Account under the Investment Company Act of 1940.
-        Use a committee to manage the Separate Account.
- Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.
- Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act..

FINANCIAL RATINGS

We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A. M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability.

They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

DIRECTORS AND OFFICERS

[To Be Inserted]

                                  OTHER MATTERS

AGREEMENTS WITH GROUP POLICYHOLDERS

We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

- Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.
- Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.
- Extending the time periods for exercising certain rights under the Group Policy.
- Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.
- Setting forth eligibility requirements for employees or members and their family members.
-        Other changes permitted by law.

You will be given information concerning the specific terms of your employer's or union's Group Policy.

DISTRIBUTION OF POLICIES

The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers ("NASD").

The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.


We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy.


STATE REGULATION

We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

This regulation does not involve any supervision of our management or investment practices or policies.

A blanket bond for $10 million covers all of our officers and employees.

YEAR 2000 COMPLIANCE

Our operations are highly dependent on computer systems. If these systems could not correctly process dates both before and after the Year 2000, or if these systems for any reason could not correctly operate starting in the Year 2000, our operations could be interrupted. This could include the processing of transactions and other activities related to the Separate Account and the Policies. This could have a material adverse effect on our results of operations.

We have modified or replaced our key systems to address this risk. We expect to complete this work for all remaining systems by the end of 1999. We are using both our own staff and outside vendors and consultants to meet this timetable. We do not believe the costs of these efforts will have a material adverse effect on our financial results.

We do business with third parties (such as employers, banks and administrators) and rely on data provided by these parties. We also bear credit risks on other parties, such as entities in which we invest. We are seeking to identify and correct our risks with respect to the failure of any of these third parties to be Year 2000 ready. We cannot reasonably estimate the effects of any third party failures on our financial results.

REPORTS TO CERTIFICATE OWNERS

We will provide you with an annual statement which will show:

-        Your current life insurance coverage amount.
-        Your current death benefit.
-        Your current Cash Value.
-        Your Cash Value after policy loans are taken into account.
-        Premiums paid since the last report.
-        Monthly charges deducted since the last report.
-        Loan activity and interest since the last report.
-        The amount of Cash Value in each Variable Fund, and in the Fixed
         Account.

We will also provide you with an annual report including a financial statement for the Separate Account, as required by the Investment Company Act of 1940.

We will also provide you with a statement of significant transactions, such as:

-        Changes in life insurance coverage amount.
- Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.
- Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.
-        Loans and loan repayments.
-        Termination and reinstatement.

We will mail these reports to you at your last known address.

LEGAL PROCEEDINGS

Neither we nor our Separate Account are involved in, or aware of, any material lawsuits or administrative proceedings, other than ordinary routine litigation that is incidental to our business.

CIGNA Financial Services, Inc., the principal underwriter, is not a party to any material lawsuits of any kind.

EXPERTS

Actuarial opinions regarding taxes on deferred acquisition costs have been provided by Benjamin Clement, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Mr. Clement's authority as an expert in actuarial matters.

Legal matters involving the federal securities laws have been reviewed by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

Our consolidated financial statements as of December 31, 1998 and 1997, and for each of the years included in this Prospectus, have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on their authority as experts in auditing and accounting.

REGISTRATION STATEMENT

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                  ILLUSTRATIONS

Below are tables which show how Cash Value and death benefits may vary over time based on investment performance. These tables are based on the following assumptions:

-        The Certificate was issued at age 40.
-        The life insurance coverage amount is $100,000.
-        There are no optional benefits.
-        The monthly premium is $100.00.
- There are no premium payments other than the monthly premiums shown in the tables.
- There are no policy loans, partial surrenders, or changes in coverage amount.
-        No premiums are allocated to the Fixed Account.
-        Not more than 12 transfers between Funds are made during a Policy Year.
- Investment management fees are at an effective annual rate of 0.65% of Cash Value.
-        No taxes are imposed on the Separate Account.

CURRENT VALUE illustrations are based on the following assumptions:

- Monthly cost of insurance rates are based on the uniform cost of group life insurance (Table I) under Section 79 of the Internal Revenue Code, as of May 1, 1999.
-        Daily charges on Fund balances at an effective annual rate of 0.45%.
-        Premium charges of 3.00% of each premium payment.
- Monthly certificate expense charges of $3.25 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $2.20 per month for each month where Cash Value (net of loans) exceeds $10,000.

GUARANTEED illustrations are based on the following assumptions:

- Monthly cost of insurance rates are based on the maximum rates permitted by the Policy.
-        Daily charges on Fund balances at an effective annual rate of 0.90%.
-        Premium charges of 5.00% of each premium payment.
- Monthly certificate expense charges of $6.00 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $5.00 per month for each month where Cash Value (net of loans) exceeds $10,000.

The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded each year.

If investment management fees and other charges against the Funds are taken into account, the actual rates of return shown in these illustrations would be:

       GROSS                                    GUARANTEED
      RATE OF               CURRENT               MAXIMUM
      RETURN                CHARGES               CHARGES
        0%                  - 1.10%               - 1.55%
        6%                   4.90%                 4.45%
        12%                 10.90%                10.45%

If you request, we will provide similar illustrations, showing values based on both current charges and guaranteed maximum charges, based on:

-        Your age;
-        Your requested amount of life insurance coverage;
-        Your requested monthly premium payment.

These illustrations are based on hypothetical rates of return. They are not intended to show actual past or expected future performance. Actual rates of return may be more or less than is shown here. Your actual rate of return will depend on a number of factors, including:

-        Your investment allocations.
-        The actual returns of each Variable Fund.
-        Whether you take Policy loans or make partial surrenders.

           ILLUSTRATION BASED ON CURRENT EXPENSE AND MORTALITY CHARGES

[Actual data to be supplied]

END OF         POLICY              0% RETURN                      6% RETURN                    12% RETURN                PREMIUMS
POLICY          YEAR          CASH           DEATH           CASH          DEATH            CASH          DEATH           PLUS 5%
YEAR           PREMIUM        VALUE         BENEFIT          VALUE        BENEFIT           VALUE        BENEFIT         INTEREST
   1            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   2            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   3            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   4            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   5            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   6            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   7            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   8            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   9            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  10            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  11            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  12            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  13            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  14            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  15            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  16            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  17            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  18            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  19            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  20            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  25            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  30            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###

     ILLUSTRATION BASED ON GUARANTEED MAXIMUM EXPENSE AND MORTALITY CHARGES

[Actual data to be supplied]

END OF         POLICY              0% RETURN                      6% RETURN                    12% RETURN                PREMIUMS
POLICY          YEAR          CASH           DEATH           CASH          DEATH            CASH          DEATH           PLUS 5%
YEAR           PREMIUM        VALUE         BENEFIT          VALUE        BENEFIT           VALUE        BENEFIT         INTEREST
   1            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   2            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   3            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   4            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   5            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   6            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   7            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   8            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
   9            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  10            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  11            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  12            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  13            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  14            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  15            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  16            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  17            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  18            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  19            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  20            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  25            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###
  30            1,200          #,###        ###,###          #,###         ###,###          #,###        ###,###           #,###

                              FINANCIAL STATEMENTS

Below are the consolidated balance sheets of the insurance company and its subsidiaries as of December 31, 1998 and 1997, and consolidated statements of income, retained earnings and cash flow for the years ended December 31,1998, 1997 and 1996.

These financial statements only bear upon our ability to meet our obligations under the Policies. No financial statements of the Separate Account are included, because as of the date of this Prospectus the Separate Account had not yet begun operations.

[Financial statements inserted here]